                                                                    EXHIBIT (h)

                                  DECS TRUST IV

                                    DECS* SM

          (Representing Beneficial Interests in a Contract Relating to Shares of Common Stock, $.01 par value, of Maxtor Corporation)


                             Underwriting Agreement


                                                              New York, New York
                                                              February    , 1999

Salomon Smith Barney Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

         DECS Trust IV, a statutory business trust organized under the Delaware Business Trust Act, 12 Del.C. Section 3801 et seq. (the "Delaware Act"), of the State of Delaware (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes to issue and to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of DECS representing shares of beneficial interest in the Trust (the "Underwritten DECS"). In addition, the Underwriters will have an option to purchase up to DECS (the "Option DECS" and, together with the Underwritten DECS, the "DECS") to cover over-allotments, if any. The Option DECS and the Underwritten DECS, together with the DECS of the Trust subscribed for by Salomon Smith Barney Inc. ("Salomon Smith Barney") pursuant to the Subscription Agreement, dated January 21, 1999, between Salomon Smith Barney and the Trust (the "Subscription DECS"), are referred to herein as the "Securities." The Securities are to be issued under an Amended and Restated Declaration of Trust,
dated as of               ,



--------

* Plus an option to purchase from the Trust up to additional DECS to cover over-allotments.

1999 (the "Trust Agreement"), among the initial trustee and initial sponsor of the Trust, the trustees of the Trust (the "Trustees") and Salomon Smith Barney, as sponsor.

         The Trust has entered into a forward purchase contract (the "Contract") with Hyundai Electronics America, a corporation organized under the laws of California ("HEA"), pursuant to which HEA has agreed to sell, and the Trust has agreed to purchase, the number of shares of Common Stock, $.01 par value (the "Shares"), of Maxtor Corporation (the "Company") specified therein on , 2002 (the "Exchange Date") (subject to HEA's right to deliver cash with a value equivalent thereto, or other property, as provided in the Contract). HEA's obligations under the Contract will be secured by a pledge of collateral under a collateral agreement (the "Collateral Agreement") among HEA, the Trust and The Bank of New York ("BoNY"), as collateral agent (in such capacity, the "Collateral Agent").

         In connection with the foregoing, the Company has filed with the Commission a registration statement with respect to Shares in respect of the Underwritten DECS, plus an additional Shares in respect of the Option DECS and an additional Shares in respect of the Subscription DECS, for delivery by HEA pursuant to the Securities.

         To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 23 hereof.

         1. Representations and Warranties of the Trust. The Trust represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

         (a) The Trust meets the requirements for use of Form N-2 under the Act and has prepared and filed with the Commission (a) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company under the Investment Company Act and (b) a registration statement on Form N-2 (file numbers 333-69325 and 811-09163), including a related preliminary prospectus, for the registration of the offering and sale of the DECS under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission one of the following: either (1) prior to the Trust Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus); or (2) after the Trust Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (2), the Trust has included in such registration statement, as amended at the Trust Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Trust Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only



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

such specific additional information and other changes (beyond that contained in the latest Preliminary Trust Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

         (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date (as defined herein) and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "Settlement Date"), the Trust Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Investment Company Act, and the respective rules thereunder; on the Trust Effective Date and at the Execution Time, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Trust Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and on the date of any filing pursuant to Rule 497(h) and on the Closing Date and any Settlement Date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

         (d) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Documents (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

         (e) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

         (f) This Agreement has been duly authorized, executed and delivered by the Trust.



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

         (g) Each of the Contract, the Collateral Agreement, the Administration Agreement between BoNY and the Trust (the "Administration Agreement"), the Custodian Agreement between BoNY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BoNY and the Trust (the "Paying Agent Agreement") and the Fund Indemnity Agreement between Salomon Smith Barney and the Trust (the "Fund Indemnity Agreement") (the Contract, the Collateral Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

         (h) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the DECS as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach or violation of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of a Restated Certificate of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the DECS by the Underwriters.

         (i) The DECS, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

         (j) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.



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

         (k) On the Closing Date, as defined below in Section 5, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

         (l) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.

         (m) The DECS have been duly authorized by the Trust for issuance to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the issuance of such DECS will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

         (n) The DECS have been approved for listing on the National Market System of the National Association of Securities Dealers Automated Quotation System (the "Nasdaq National Market System"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

         (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

         (p) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or files as required.

         (q) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in



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

the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS.

         (r) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

         (s) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

         (t) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (u) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles.

         (v) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         (w) The Trust has not directly or indirectly taken any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares.

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

         (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-69307) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares in connection with the offering and sale of the DECS. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Company Effective Date of



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

such registration statement, a further amendment to such registration statement, (including the final forms of such prospectus), or (2) after the Company Effective Date of such registration statement, such final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Company Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Company Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Company Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

         (b) On the Company Effective Date, the Company Registration Statement did or will, and when the Company Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any Settlement Date, the Company Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Company Effective Date and at the Execution Time, the Company Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Company Effective Date, the Company Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Settlement Date, the Company Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Company Registration Statement, or the Company Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Company Registration Statement or the Company Prospectus (or any supplement thereto).

         (c) No stop order suspending the effectiveness of the Company Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Company Prospectus has been issued by the Commission, and no proceedings for any such purpose are pending before or threatened by the Commission. Each document incorporated by reference in the Company Registration Statement or the Company Prospectus, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.



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

         (d) Each of the Company and Maxtor Asia Pacific Limited, Maxtor Disc Drives Pty. Limited, Maxtor Europe GmbH, Maxtor Europe Limited, Maxtor Europe SARL, Maxtor (Japan) Limited, Maxtor Korea Limited, Maxtor Ireland Limited, Maxtor Peripherals (S) Pte. Limited, Maxtor Receivables Corporation, Maxtor Sales Private Limited, Maxtor (Thailand) Limited and Old SDI Sub (each a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect (as defined herein).

         (e) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (f) The Company's authorized equity capitalization is as set forth in the Company Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Company Prospectus; the outstanding Shares have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares are duly listed, and admitted and authorized for trading on the Nasdaq National Market System; the certificates for the Shares are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares except for the ownership maintenance rights granted to HEA under the stockholder agreement, dated as of June 25, 1998 among the Company, HEA and Hyundai Electronics Industries Co., Ltd. (the "Stockholder Agreement"), which do not apply to the Shares subject to the Contract; and, except as set forth in the Company Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding, except options granted to employees in the ordinary course of business since the end of the Company's fiscal year ended December 26, 1998.

         (g) There is no franchise, contract or other document of a character required to be described in the Company Registration Statement or Company Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Company Prospectus under the headings "Risk Factors--Protection of Our Intellectual Property is Limited; We Face Risk of Third Party Claims of Infringement", "--We are the Subject of Legal Proceedings and Claims", "Relationship Between Maxtor and Hyundai" and "Certain Transactions" insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.



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

         (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

         (i) The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (j) No consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated herein and in the Trust Prospectus and the Company Prospectus.

         (k) Neither the performance of this Agreement by the Company, the distribution of the Shares nor the consummation of any other of the transactions herein contemplated nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any Subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which the Company or any Subsidiary is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any Subsidiary or any of its or their properties.

         (l) No holders of securities of the Company have rights to the registration of such securities under the Company Registration Statement which have not been waived in writing prior to the Execution Time.

         (m) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Company Prospectus and the Company Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Company

Prospectus and Company Registration Statement fairly present, on the basis stated in the Company Prospectus and the Company Registration Statement, the information included therein.

         (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto).

         (o) Each of the Company and the Subsidiaries owns, leases or has sufficient rights to use all such properties as are necessary to the conduct of its operations as presently conducted.

         (p) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, the violation of which could reasonably be expected to have a Material Adverse Effect.

         (q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Company Prospectus, and Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Company Prospectus, are each independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

         (r) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Company or any Subsidiary in connection with the execution and delivery of this Agreement.

         (s) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected to have a Material Adverse Effect.

         (t) No labor problem or dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is threatened or imminent, that could, in any such case, reasonably be expected to have a Material Adverse Effect.

         (u) The Company and each Subsidiary carry, or are entitled to the benefits of, insurance (including self-insurance) in such amounts and covering such risks as are prudent and customary in the businesses in which they are engaged and all such insurance is, and after consummation of the transactions contemplated herein will be, in full force and effect; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

         (v) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary, except for any requirements under the laws of the jurisdictions in which any Subsidiary is organized that corporations organized in such jurisdictions maintain specified levels of capital or statutory reserves.

         (w) The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted except where the failure to possess such licenses, certificates, permits or authorizations would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

         (x) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) The Company has not directly or indirectly taken any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (z) The Company and the Subsidiaries (i) are in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         (aa) Each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or any of the Subsidiaries are eligible to participate. Each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations, except where the failure to so comply could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

         (bb) Maxtor Peripherals (S) Pte. Limited ("Maxtor Singapore") is the only Subsidiary that reasonably could be deemed to be a "significant subsidiary" of the Company within the meaning of Rule 11-02(w) of Regulation S-X under the Act.

         (cc) The Company and the Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses as now conducted (as described in the Company Prospectus), except where the failure to own or possess any such Intellectual Property could not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect and (i) to the knowledge of the Company, there are no rights of third parties to any such Intellectual Property other than licenses granted in the ordinary course of business; (ii) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property;
(iii) except as specifically set
forth in the Company Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim;
(iv) except as specifically set forth in the Company Prospectus, there is no pending or to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) except as specifically set forth in the Company Prospectus under the caption "Risk Factor--Protection of Our Intellectual Property is Limited; We Face Risk of Third Party Claims of Infringement," there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim and (vi) to the Company's knowledge, all U.S. patents owned by the Company are valid and enforceable.

         (dd) Except as disclosed in the Company Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any of the Underwriters.

         (ee) The Company and the Subsidiaries are implementing a program, as described in the Prospectus, to analyze and address the risk that the computer hardware and software used by them and each supplier, vendor, customer or financial service organizations used or serviced by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and reasonably believe that such risk will be remedied on a timely basis and will not have a Material Adverse Effect. The Company is in substantial compliance with the Commission's staff legal bulletin No. 5 dated January 12, 1998 related to Year 2000 compliance.

         (ff) Neither the Company nor any of the Subsidiaries has distributed nor will it distribute prior to the latest of (i) the Closing Date, (ii) any Settlement Date and (iii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Company Prospectus, the Company Prospectus, the Company Registration Statement and other materials, if any, permitted by the Act.

         (gg) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them, which loans, advances or guarantees are required to be, and are not, disclosed in the Company Registration Statement and Company Prospectus.

         (hh) There have not been, and there are not proposed, any transactions or agreements between the Company or any of the Subsidiaries on the one hand and the officers, directors or stockholders of the Company or any of the Subsidiaries on the other, which transactions or agreements are required to be, and are not, disclosed in the Company Registration Statement and Company Prospectus.

         (ii) To the knowledge of the Company, no officer or director of the Company is in breach or violation of any employment agreement, non-competition agreement, confidentiality agreement, or other agreement restricting the nature or scope of employment to which such officer or director is a party, other than such breaches or violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the conduct of the Company's business, as described in the Company Registration Statement and Company Prospectus, will not result in a breach or violation of any such agreement.

         (jj) There are no outstanding options to acquire shares of capital stock of the Company, except as disclosed in the Company Registration Statement and the Company Prospectus and options granted to employees in the ordinary course of business since the end of the Company's fiscal year ended December 26, 1998.

         (kk) The Company has not received any notice or communication (in writing or otherwise), or any other information, indicating that there is a material possibility that any customer of the Company identified in the "Business--Customers and Sales Channels" section of the Company Registration Statement will cease dealing with the Company or otherwise materially reduce the volume of business transacted by such customer with the Company below historical levels.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the DECS shall be deemed a representation and warranty by the Company (and not of such officer in his individual capacity) as to matters covered thereby, to each Underwriter.

         3. Representations and Warranties of HEA. HEA represents and warrants to, and agrees with, each Underwriter, the Company and the Trust that:

         (a) HEA has been duly organized, is validly existing as a corporation in good standing under the laws of the State of California, with full power and authority to own its property.

         (b) HEA has full legal right, capacity, power and authority to enter into and perform its obligations under this Agreement, the Contract and Collateral Agreement and the letter agreement between HEA and Salomon Smith Barney relating to expenses of the Trust (the "Reimbursement Agreement").

         (c) This Agreement has been duly authorized, executed and delivered by HEA. The Contract, the Collateral Agreement and the Reimbursement Agreement have been duly authorized, executed and delivered by HEA and, assuming due authorization, execution and delivery by the other parties thereto, are valid and binding agreements of HEA, enforceable against it in accordance with their terms.

         (d) The execution and delivery by HEA of this Agreement, the Contract and Collateral Agreement and the Reimbursement Agreement, the performance by HEA of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of or imposition of any lien (other than pursuant to the Collateral Agreement), charge or encumbrance upon any property or assets of HEA or its subsidiaries pursuant to (i) the charters or by-laws of HEA or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which HEA or its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to HEA or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over HEA or its subsidiaries or any of its or their properties. Amounts received by HEA under the Contract at the Closing Date and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b), will not be used by HEA for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

         (e) HEA is not and, after giving effect to the transactions contemplated in the Contract and the Collateral Agreement and the offering and sale of the DECS contemplated by this Agreement, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

         (f) HEA is the sole registered owner of and has, and on the Closing Date (and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b)) will have, good and valid title to the Shares to be pledged and assigned by it under the Collateral Agreement, free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to the Collateral Agreement or those which otherwise have been waived; and HEA has the full right, power and authority, and all authorization and approval required by law to pledge and assign the Shares to be pledged and assigned by HEA pursuant to the Collateral Agreement.

         (g) Title to any Shares to be delivered by HEA pursuant to the Contract on the Exchange Date, assuming payment of the consideration due pursuant to the Contract on the Closing Date, will pass to the Trust free and clear of any security interests, claims, liens, equities and other encumbrances. The sale, transfer and delivery of any Shares to be delivered by HEA pursuant to the Contract is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which HEA or any shareholder of HEA is a party or by which any of them is bound.

         (h) HEA hereby repeats and confirms as if set forth in full herein each of the representations, warranties, guarantees and agreements made by it in the Contract and the Collateral Agreement and agrees that the representations, warranties, guarantees and agreements therein and herein are made hereby for the benefit of, and may be relied upon by, (i) the Underwriters and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters and (ii) the Company and Gray Cary Ware & Freidenrich LLP, counsel to the Company.

         (i) HEA has not directly or indirectly taken any action which is designed to or which has constituted or which might reasonably be expected to cause or result, under the

Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the DECS.

         (j) HEA is familiar with the Company Registration Statement and the Company Prospectus and verifies that the information set forth therein respecting it is a fair and accurate summary of HEA's relationships and material transactions with the Company and HEA's participation in the offering made under the Company Registration Statement.

         (k) No consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by HEA with all of the provisions of this Agreement, the Contract, the Collateral Agreement and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated herein and in the Trust Prospectus and the Company Prospectus.

         Any certificate signed by HEA or any director or officer thereof, as the case may be, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the DECS shall be deemed a representation and warranty by HEA (and not of such officer in his individual capacity), as to matters covered thereby, to each Underwriter.

         4. Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $ per DECS, the amount of the Underwritten DECS set forth opposite such Underwriter's name in Schedule I hereto.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS. The option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Trust Prospectus upon written or facsimile notice by the Representatives to the Trust setting forth the number of Option DECS as to which the several Underwriters are exercising the option and the Settlement Date. Delivery of certificates for the Option DECS by the Trust, and payment therefor to the Trust, shall be made as provided in Section 5 hereof. The number of shares of the Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional DECS.

         (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the DECS will be used by the Trust as specified in the Contract, HEA agrees to pay to Salomon Smith Barney, at the time of each delivery of DECS pursuant to Section 5, an amount equal to $ per DECS being delivered at such time, plus $ per DECS for each Subscription DECS owned by Salomon Smith Barney after giving effect to the subdivision of the Subscription DECS provided for in the Subscription Agreement.

         5. Delivery and Payment. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on , 1999, or at such time on such later date not later than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Trust and HEA or as provided in Section 13 hereof (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of the Closing Date. Delivery of the DECS shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

         The Trust agrees to have the DECS available for inspection and checking by the Representatives in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date.

         If the option provided for in Section 4(b) hereof is exercised after the first Business Day prior to the Closing Date, the Trust will deliver the Option DECS (at the expense of the Trust) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of such Settlement Date. If settlement for the Option DECS occurs after the Closing Date, the Trust, the Company and HEA will deliver to the Representatives on the Settlement Date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 10 hereof.

         6. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Trust Prospectus.

         7. Agreements of the Trust. The Trust agrees with the several Underwriters that:

                  (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or any Rule 462(b) Trust Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Trust will promptly advise the Representatives (1) when the Trust Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Trust Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Trust Registration Statement or any Rule 462(b) Trust Registration Statement, shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Trust Registration Statement, or any Rule 462(b) Trust Registration Statement, or for any supplement to the Trust Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemental Trust Prospectus to you in such quantities as you may reasonably request.

                  (c) The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Trust Registration Statement (without exhibits thereto). The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Trust Registration Statement (including exhibits thereto). The Trust will furnish to the Underwriters not later than (i) 12:00 P.M., New York City time, on the Business Day immediately following the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 9:00 A.M. New York City time, on the second Business Day immediately following the date on which the public offering price was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (d) The Trust will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with its review, if any, of the Trust Registration Statement and the offering of the DECS.

         8. Agreements of the Company. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Company Registration Statement or supplement to the Company Prospectus or any Rule 462(b) Company Registration Statement unless the Company has furnished to you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Company Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Company Prospectus is otherwise required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Company Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act (including in respect of the offering and sale of the DECS), any event occurs as a result of which the Company Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Company Registration Statement or supplement the Company Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Company Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Company Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Company Registration Statement (without exhibits thereto). The Company will furnish to the Underwriters not later than (A) 12:00 P.M., New York City time, on the Business Day immediately following the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (B) 9:00 A.M., New York City time, on the second Business Day immediately following the date on which the public offering price of the DECS was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Company Prospectus, the Company Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by any Underwriter or any dealer may be required by the Act (including in respect of the offering and sale of the DECS), as many copies of each Preliminary Company Prospectus and the Company Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) The Company will cooperate with the Trust for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, and will maintain such qualifications in effect so long as required for the distribution of the DECS or the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, in each case, other than those arising out of the offering or sale of the DECS, the offering and sale of the Shares in connection with the offering of the DECS, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of Salomon Smith Barney, during the period of 90 days following the Execution Time, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of any class of common stock of the Company or such other securities, in cash or otherwise; provided, however, that the Company may issue, or grant options for, shares of any class of common stock of the Company pursuant to any stock plan for employees or directors, or any employee benefit plan, of the Company in effect at the Execution Time, or pursuant to any stock options outstanding at the Execution Time. The Company also will not, without the prior written consent of Salomon Smith Barney, during the period of 90 days following the Execution Time, authorize any executive officer or director of the Company to engage in transactions described in clause (i) or (ii) above involving more than 10,000 shares of any class of common stock of the Company, and will not authorize such transactions involving more than 100,000 shares of any class of common stock of the Company in the aggregate for all such executive officers and directors during such 90 day period.

                  (g) The Company will furnish the Trust in sufficient quantities for transmission to holders of the DECS the Company's annual report to shareholders and reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission.

                  (h) The Company will take such actions as may be reasonably necessary to comply with the rules and regulations of the Nasdaq National Market System in respect of the offering of the Shares contemplated hereby.

                  (i) The Company will not become an "investment company" as defined in the Investment Company Act.

                  (j) Neither the Company nor the Subsidiaries has directly or indirectly taken any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares.

         9. Agreements of HEA. HEA agrees with each of the Underwriters that:

                  (a) HEA will not, without the prior written consent of Salomon Smith Barney, during the period of 90 days following the Execution Time, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of any class of common stock of the Company or such other securities, in cash or otherwise; provided, however, that HEA may engage in any of the transactions described in clause (i) or (ii) above in connection with the offering by the Trust of the DECS or any delivery of Shares pursuant to the terms of the DECS.

                  (b) HEA will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares.

                  (c) HEA will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares (including with respect to the offering and sale of the DECS) by an Underwriter or dealer may be required under the Act, of any change in the information in the Company Registration Statement or the Company Prospectus relating to HEA.

         10. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company and HEA contained herein as of the Execution Time, the Closing Date and any

Settlement Date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company and HEA made in any certificates pursuant to the provisions hereof, to the performance by each of the Trust, the Company and HEA of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the DECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Trust Prospectus or the Company Prospectus, or any supplement thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or Company Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Trust Registration Statement or the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Representatives shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably request.

                  (c) The Company shall have caused Gray Cary Ware & Freidenrich LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its businesses as described in the Company Prospectus, and is duly qualified to do business as foreign corporation and is in good standing under the laws of the State of California and, to the knowledge of such counsel, each other jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect.

                           (ii) except as otherwise set forth in the Company
                  Prospectus, all outstanding shares of capital stock of each Subsidiary are owned of record by the Company or by another Subsidiary;

                           (iii) the Company's authorized equity capitalization
                  is as set forth in the Company Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Company Prospectus; the outstanding Shares have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares are duly listed, and admitted and authorized for trading on the Nasdaq National Market System; the certificates for the Shares are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company's charter documents, Delaware corporate law or any agreements of which such counsel is aware, or to such counsel's knowledge, similar rights to subscribe for the Shares except for the ownership maintenance rights granted to HEA under the Stockholder Agreement, which do not apply to the Shares subject to the Contract; and, to the knowledge of such counsel and except as set forth in the Company Prospectus and the options granted to employees in the ordinary course of business since the end of the Company's fiscal year ended December 27, 1998, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding, except options granted to employees in the ordinary course of business since the end of the Company's fiscal year ended December 26, 1998;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiaries or its or their property of a character required to be disclosed in the Company Registration Statement which is not adequately disclosed in the Company Prospectus, and, to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Company Registration Statement or Company Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required under the Act or the applicable rules and regulations of the Commission thereunder; and the statements in the Company Prospectus under the headings "Risk Factors--Protection of Our Intellectual Property is Limited; We Face Risk of Third Party Claims of Infringement," "--We are the Subject of legal Proceedings and Claims", "Relationship Between Maxtor and Hyundai," "Certain Transactions," "Management--Executive Compensation," "--Employment
                  Agreements" and "Benefit Plans" accurately summarize in all material respects the matters therein described to the extent they are matters of law and descriptions of contractual arrangements;

                           (v) the Company Registration Statement has become
                  effective under the Act; any required filing of the Company Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Company Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Company Registration Statement and the Company Prospectus (other than the financial statements, schedules and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company (assuming due authorization and execution by each party thereto other than the Company);

                           (vii) the Company is not an "investment company" as
                  defined in the Investment Company Act of 1940, as amended;

                           (viii) to the knowledge of such counsel, after due
                  inquiry, there is no action, proceeding or investigation pending or threatened against the Company, any of its subsidiaries or HEA which questions the validity of the issuance of the DECS or the offering thereof by the Underwriters;

                           (ix) no consent, approval, authorization, filing with
                  or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS or the distribution of Shares pursuant to the terms of the DECS by the Underwriters in the manner contemplated in this Agreement and in the Trust Prospectus or the Company Prospectus and such other approvals (specified in such opinion) as have been obtained;

                           (x) neither the performance of this Agreement by the
                  Company, the distribution of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject and that is filed as an exhibit to the Company Registration Statement, or (iii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over the Company or any of its properties; and

                           (xi) to the knowledge of such counsel, no holders of
                  securities of the Company have rights to the registration of such securities under the Company

                  Registration Statement except for rights granted to HEA under the Stockholder Agreement.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Company Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  In addition, such counsel shall state that such counsel has participated in conferences and in telephone conversations with officers and other representatives of the Company, representatives of HEA, representatives of the Representatives and representatives of the independent public accountants of the Company, during which conferences and conversations the contents of the Company Registration Statement and the Company Prospectus were discussed, and such counsel has reviewed certain corporate records and documents furnished to such counsel by the Company and that, although such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement and the Company Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, and such counsel's understanding of the U.S. federal securities laws, no information has come to the attention of such counsel that causes such counsel to believe that the Company Registration Statement on the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements and schedules and other financial information contained therein, as to which such counsel need express no opinion).

                  (d) The Company shall have caused counsel for Maxtor Singapore (such counsel to be reasonably satisfactory to the Representatives) to have furnished to the Representatives an opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) Maxtor Singapore has been duly incorporated and
                  is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its businesses as described in the Company Prospectus, and, to the knowledge of such counsel, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Maxtor Singapore, whether or not arising from transactions in the ordinary course of business;

                           (ii) all the outstanding shares of capital stock of
                  Maxtor Singapore have been duly and validly authorized and issued and are fully paid and nonassessable, and except as otherwise set forth in the Company Prospectus, are owned of record by the Company;

                           (iii) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Maxtor Singapore or its property which, if determined adversely to Maxtor Singapore could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Maxtor Singapore, whether or not arising from transactions in the ordinary course of business; and

                           (iv) neither the performance of this Agreement by the
                  Company, the distribution of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of Maxtor Singapore pursuant to, (i) the charter or by-laws of Maxtor Singapore,
                  (ii) to the knowledge of such counsel, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which Maxtor Singapore is a party or bound or to which its property is subject, or (iii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to Maxtor Singapore of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over Maxtor Singapore or any of its property.

                  In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper and specified in such opinion, upon certificates of responsible officers of the Company, Maxtor Singapore and public officials. References to the Company Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

                  (e) HEA shall have caused Gray Cary Ware & Freidenrich LLP, counsel for HEA, to have furnished to the Representatives his opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) HEA is duly incorporated and is validly existing
                  as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company Prospectus;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by HEA; the Contract, the Collateral Agreement and the Reimbursement Agreement have been duly authorized, executed and delivered by HEA and assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreement of HEA; and HEA has corporate power and authority to sell, transfer and deliver Shares in connection with the offering of the DECS in the manner provided in this Agreement and the Contract;

                           (iii) HEA is not, and after giving effect to the
                  distribution of the Shares in connection with the offering of the DECS and the application of the proceeds thereof, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (iv) the Collateral Agreement creates a valid
                  security interest in favor of the Collateral Agent (as defined therein) for the benefit of the Trust in the Shares pledged thereunder as security for the performance by HEA of its obligations under the Contract and to secure the observance and performance of the covenants and agreements of HEA contained in the Contract and the Collateral Agreement;

                           (vi) pursuant to Section 9-103(6) of the California
                  UCC as currently in effect, the perfection and the effect of perfection or non-perfection of the security interest of the Trust in the Shares pledged pursuant to the Contract and the Collateral Agreement will be governed by the laws of the State of New York, assuming the Share certificates are located in New York at all times.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent it deems proper, on certificates of responsible officers of HEA and public officials.

                  (f) HEA shall have caused Hal Hofherr, counsel for HEA, to have furnished to the Representatives his opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) HEA is duly incorporated and is validly existing
                  as a corporation in good standing under the laws of the State of California, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company Prospectus; to the knowledge of such counsel, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of HEA and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by HEA; the Contract, the Collateral Agreement and the Reimbursement Agreement have been duly authorized, executed and delivered by HEA and assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreement of HEA; and HEA has full legal right and authority to sell, transfer and deliver Shares in connection with the offering of the DECS in the manner provided in this Agreement and the Contract;

                           (iii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body is required for the consummation by HEA of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus;

                           (iv) neither the performance of this Agreement by
                  HEA, the distribution of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of HEA pursuant to,
                  (i) the charter or by-laws of the HEA, (ii) to the knowledge of such counsel, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which HEA is a party or bound or to which its property is subject, or (iii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to HEA of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over HEA or any of its properties.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent it deems proper, on certificates of responsible officers of HEA and public officials.

                  (g) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the Trust, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Documents, the Company Registration Statement, the Company Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Trust shall have furnished to the Representatives a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

                           (i) the representations and warranties of the Trust
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial); and

                           (ii) no stop order suspending the effectiveness of
                  the Trust Registration Statement or the use of the Trust Prospectus has been issued and to the Trust's knowlege after due inquiry, no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

                  (i) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial);

                           (ii) no stop order suspending the effectiveness of
                  the Company Registration Statement or the use of the Company Prospectus has been issued and to the Company's knowledge, after due inquiry with the Commission, no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Company Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto).

                  (j) HEA shall have furnished to the Representatives a certificate, signed by the Chief Executive Officer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Company Registration Statement, the Company Prospectus, any supplement to the Company Prospectus and this Agreement and that the representations and warranties of HEA in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date and HEA has complied in all material respect with all the agreements and satisfied in all material respect all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial);

                  (k) The Company shall have caused PricewaterhouseCoopers LLP to have furnished to the Representatives letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations adopted by the Commission thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedule included in the Company Registration Statement and the Company Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and Exchange Act and the related published rules and regulations adopted by the Commission;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and the Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit, executive and compensation committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 26, 1998, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or incorporated by reference in the Company Registration Statement and the Company Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Company Registration Statement and the Company Prospectus;

                           (2) with respect to the period subsequent to December 26, 1998, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt and capital lease obligations due after one year of the Company or capital stock of the Company or any increase in the shareholders' deficit of the Company or decreases in net current assets or total assets of the Company as compared with the amounts shown on the December 26, 1998, consolidated balance sheet included or incorporated in the Company Registration Statement and the Company Prospectus, or for the period from December 26, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total revenue or income from operations or income before income taxes or in total or per share amounts of net income of the Company, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                           (ii) the information included or incorporated in the
                  Company Registration Statement and Company Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                  Data), Item 302 (Supplementary Financial Information) and

                  Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Registration Statement and the Company Prospectus, including the information set forth under the captions "Selected Consolidated Financial Data," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Certain Transactions" in the Company Prospectus and the information included or incorporated by reference in Items 1, 2, 6, 7, and 11 of the Company's Annual Report on Form 10-K, incorporated in the Company Registration Statement and the Company Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         References to the Company Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

                  (l) The Shares shall have been duly approved for quotation through the Nasdaq National Market System, and satisfactory evidence of such action shall have been provided to the Representatives.

                  (m) The DECS shall have been approved for listing on the Nasdaq National Market System, subject only to official notice of issuance.

                  (n) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (k) of this Section 10 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus and the Company Prospectus (in either case, exclusive of any supplement thereto).

                  (o) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (p) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (q) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and HEA shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to be initially pledged and assigned by HEA in accordance with the requirements of the Collateral Agreement.

                  (r) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company, which persons are listed on Schedule II hereto, addressed to the Representatives relating to sales and certain other dispositions of shares of common stock of the Company or certain other securities, and such letter agreements shall be in full force and effect on the Closing Date.

                  (s) Prior to the Closing Date, the Company, the Trust and HEA shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust, the Company and HEA in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 10 shall be delivered at the office of Gray Cary Ware & Freidenrich LLP, counsel for the Company, at 400 Hamilton Avenue, Palo Alto, California 94301, on the Closing Date.

         11. Expenses.

         (a) HEA and the Company, severally and jointly, will pay all expenses incident to the performance by the Trust and their obligations under this Agreement and the Contract and Collateral Agreement, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the DECS, (iii) the preparation, issuance and delivery of the certificates for the DECS to the Representatives, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of HEA's counsel and other advisors, (vi) the qualification of the DECS under state securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to the Representatives of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the DECS, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Trust Registration Statement and the offering of the DECS in accordance with the provisions of Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the DECS on the Nasdaq National Market System and
(xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the DECS. HEA and the Company, severally and jointly, will reimburse the Underwriters through Salomon Smith Barney on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement dated as of the Closing Date between Salomon Smith Barney and BoNY) and for the up-front fees of the trustees of the Trust paid by Salomon Smith Barney.

         (b) HEA and the Company, severally and jointly, will pay all expenses incident to the performance by the Company of its obligations under this Agreement, including (i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under state securities laws in accordance with the provisions of Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to the Representatives of copies of each Preliminary Company Prospectus, the Company Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of
Section 8(e) hereof and (viii) the fees and expenses incurred in connection with the approval of the Shares for quotation through the Nasdaq National Market System.

         (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 10 hereof is not satisfied, because of any termination pursuant to
Section 15 hereof or because of any refusal, inability or failure on the part of the Company or HEA to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, HEA and the Company, jointly and severally, will reimburse the Underwriters through Salomon Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the DECS.

         (d) The provisions of this Section 11 shall not supersede or otherwise affect any agreement that the Company and HEA may otherwise have for the allocation of such expenses among themselves.

         12. Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless the Trust, each of the Trustees, each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls the Trust or any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Company Registration Document"), or the omission or alleged omission to state in any Company Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company in any such case will not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document in reliance upon and in conformity with written information furnished to the Company, HEA or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) HEA agrees to indemnify and hold harmless the Trust, each of the Trustees, each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls the Trust or any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Trust Prospectus or the Trust Prospectus, or in any amendment thereto or supplement thereto (each such document, a "Trust Registration Document") or the omission or alleged omission to state in any Trust Registration

Document a material fact required to be stated therein or necessary to make the statements therein not misleading; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that HEA in any such case will not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Trust Registration Document in reliance upon and in conformity with written information furnished to the Company, HEA or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which HEA may otherwise have.

         (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Company Registration Statement, each person who controls the Company within the meaning of the Act, the Exchange Act, to the same extent as the foregoing indemnity in clause (a) to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Trust by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Company Registration Documents. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under the heading "Plan of Distribution," (i) the list of Underwriters and their respective participation in the sale of the DECS, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Company Prospectus or the Company Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Company Registration Document.

         (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless HEA, the directors, officers, employees and agents of HEA, and each person who controls HEA within the meaning of the Act, to the same extent as the foregoing indemnity in clause (b) to each Underwriter, but only with reference to written information relating to such Underwriter furnished to HEA by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Trust Registration Documents. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. HEA acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the DECS, and, under the heading "Underwriting" (i) the list of Underwriters and their respective participation in the sale of the DECS, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Trust Prospectus or the Trust Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Trust Registration Document.

         (e) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (f) In the event that the indemnity provided in paragraph (a) or (c) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the underwriters relating to the offering of the
DECS) be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus and, as between the Company and the Underwriters, the Company shall be deemed for this purpose to have received such total net proceeds as are received by the Trust. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company; subject in each case to the applicable terms and conditions of this paragraph (f).

         (g) In the event that the indemnity provided in paragraph (b) or (d) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, HEA and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which HEA and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by HEA on the one hand and by the Underwriters on the other from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, HEA and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of HEA on one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by HEA shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus and, as between HEA and the Underwriters, HEA shall be deemed for this purpose to have received such total net proceeds as are received by the Trust. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by HEA on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. HEA and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; and each person who controls HEA within the meaning of the Act or the Exchange Act shall have the same rights to contribution as HEA, subject in each case to the applicable terms and conditions of this paragraph (g).

         13. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, then the Company shall have 36 hours within which it may, but it is not obligated, to find one or more substitute underwriters satisfactory to the Representatives to purchase such Securities upon the terms set forth in this Agreement and if the Company is unable to find one or more such underwriters that are satisfactory to the Representatives, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company, or HEA. In the event of a default by any Underwriter as set forth in this Section 13, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Trust Registration Statement and the Trust Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, HEA and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         14. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Trust and the Company and HEA prior to delivery of and payment for the DECS, if at any time prior to such time (i) trading in any class of the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market System or trading in securities generally on the New York Stock

Exchange or the Nasdaq National Market System shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market System, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Prospectus (exclusive of any supplement thereto).

         15. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Company, HEA or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Company, HEA or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 11, 12 and 17 hereof shall survive the termination or cancellation of this Agreement.

         16. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc., General Counsel (fax no.: (212) 816-8571) and confirmed to the General Counsel, care of Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, attention:
General Counsel; if sent to the Trust, will be mailed, delivered or telefaxed and confirmed to it at c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715, Attention: Donald J. Puglisi; if sent to the Company, will be mailed, delivered, telefaxed and confirmed to it at Chief Financial Officer c/o of Maxtor Corporation, 510 Cottonwood Drive, Milpitas, California 95035 (fax no. (408) 432-4158) and confirmed to the General Counsel c/o Maxtor Corporation, 2190 Miller Drive, Longmont. Colorado 80501 (fax no. (303) 678-3111), attention of the Legal Department, with a copy to Diane Holt Frankle (fax no. (650) 327-3699) at Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301; or if sent to HEA, will be mailed, delivered or telefaxed to Chief Executive Officer, c/o Hyundai Electronics America, 3101 North First Street, San Jose, California 95134 (fax no. (408) 232-8194) and confirmed to the General Counsel c/o Hyundai Electronics America, 3101 North First Street, San Jose, California 95134 (fax no. (408) 232-8194), attention of the Legal Department.

         17. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder.

         18. Applicable Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         19. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

         20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         21. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Company Effective Date" shall mean each date and time that the Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement became or become effective.

                  "Company Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares that is used in connection with such offering and sale and that is included in the Company Registration Statement at the Company Effective Date.

                  "Company Registration Statement" shall mean the registration statement referred to in Section 2(a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Company Effective Date as provided by Rule 430A.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Preliminary Company Prospectus" shall mean any preliminary prospectus referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at the Company Effective Date that omits Rule 430A Information.

                  "Preliminary Trust Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information.

                  "Rule 415," "Rule 424," "Rule 430A," "Rule 462," "Rule
         497(h)," "Regulation S-K" and "Regulation S-X" refer to such rules and regulations under the Act.

                  "Rule 430A Information" shall mean information with respect to the DECS, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement (or, as used in Section 2 above, the Company Registration Statement) when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

                  "Rule 462(b) Trust Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

                  "Trust Effective Date" shall mean each date and time that the Trust Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Trust Registration Statement became or become effective.

                  "Trust Prospectus" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the DECS included in the Trust Registration Statement at the Trust Effective Date.

                  "Trust Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Trust Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Trust Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A.

                  As used herein, the terms "Trust Registration Statement," "Preliminary Trust Prospectus" and "Trust Prospectus" shall not include the Company Prospectus attached thereto.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, HEA and the several Underwriters.

                                        Very truly yours,

                                        DECS Trust IV

                                        By: ____________________________________
                                           Name:
                                           Title:



                                        Maxtor Corporation

                                        By: ____________________________________
                                           Name:
                                           Title:


                                        Hyundai Electronics America

                                        By: ____________________________________
                                           Name:
                                           Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


Salomon Smith Barney Inc.


By:___________________________
Name:
Title:

For   themselves   and  the   other
several   Underwriters   named   in
Schedule   I   to   the   foregoing
Agreement

                                   SCHEDULE I


                                                     NUMBER OF UNDERWRITTEN
                                                     DECS TO BE
UNDERWRITERS                                         PURCHASED

Salomon Smith Barney Inc.

Hambrecht & Quist LLC

Lehman Brothers Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

NationsBanc Montgomery Securities LLC




Total..................................

                                   SCHEDULE II

                  List of Officers, Directors and Shareholders

                        Executive Officers and Directors

Name                                              Position
----                                              --------
Dr. C. S. Park                                    Chairman of the Board of Directors

Michael R. Cannon                                 President, Chief Executive Officer, Director

Charles F. Christ                                 Director

Chang See Chung                                   Director

Charles Hill                                      Director

Y.H. Kim                                          Director

Phillip S. Paul                                   Director

Thomas L. Chun                                    Director

Victor B. Jipson                                  Senior Vice President

William F. Roach                                  Senior Vice president

Paul J. Tufano                                    Senior Vice President

Glenn H. Stevens                                  Vice President

Phillip C. Duncan                                 Vice President

K. K. Kim                                         Vice President

Misha Rozenberg                                   Vice President

K. H. Teh                                         Vice President

David L. Beaver                                   Vice President

[FORM OF LOCK-UP AGREEMENT]                                            EXHIBIT A
       [LETTERHEAD OF EXECUTIVE OFFICER OR DIRECTOR OF MAXTOR CORPORATION]


                               Maxtor Corporation
                        Public Offering by DECS Trust IV


                                                                           ,1999


Salomon Smith Barney Inc.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Nations Banc Montgomery Securities LLC
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:


                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Maxtor Corporation, a Delaware Corporation (the "Company"), Hyundai Electronics America, a stockholder of the Company ("HEA"), DECS Trust IV (the "Trust"), a Delaware business trust, and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of DECS representing shares of beneficial interest in the Trust.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than (i) shares of common stock of the Company disposed of as bona fide gifts approved by Salomon Smith Barney Inc., or (ii) a number of shares of common stock of the Company (not to exceed 10,000 shares) authorized by the Company to be sold (it being understood that the Company will not authorize all executive officers and directors to sell more than 100,000 shares of common stock of the Company in the aggregate during such 90 day period). In case of (ii) above, the undersigned agrees to sell such shares of common stock of the Company only to or through Salomon Smith Barney Inc.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,


                                        By: ____________________________
                                           Name:
                                           Title: